UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 31, 2006

Brooke Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-31698

Kansas	48-1009756
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, KS 66210

(Address of Principal Executive Offices, Including Zip Code)

913-661-0123

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in Item 2.03 of this report is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 1, 2006, Brooke Credit Corporation (“BCC”), a wholly owned subsidiary of Brooke Corporation (the “Company”), received $45,000,000 in funding on the closing of a private placement of fixed rate notes and warrants to acquire stock in BCC. The funding was received under the terms of a Note and Warrant Purchase Agreement (the “NWPA”) dated as of October 31, 2006 with Falcon Mezzanine Partners II, LP, FMP II Co-Investment, LLC, and JZ Equity Partners PLC (collectively the “Investors”). Under the NWPA, BCC issued to the Investors $45,000,000 principal amount of 12% secured promissory notes of BCC (“the Notes”).

The Notes mature on April 30, 2013 and require interest-only payments until their scheduled maturity. Upon the occurrence of an Event of Default, as defined in the NWPA, the full amount of the Notes shall become due and payable, either, depending on the nature of the default, automatically or upon a declaration of default by the Investors. Upon the occurrence of certain change of control events of BCC or the Company described in the NWPA, BCC is required to offer to repurchase the Notes at a premium. Under the terms of the NWPA, if BCC is unable to satisfy its repurchase obligation, the repurchase obligation is transferred to the Company.

The Notes are secured by, among other things, (i) a second priority security interest in an account to which amounts payable to BCC, as the sole owner of the issuer special purpose entities with respect to BCC’s first six securitizations, are deposited, (ii) a first priority security interest in BCC’s shares in a borrower special purpose entity that is related to one of BCC’s warehouse credit facilities and (iii) a first priority security interest in BCC’s membership interests in a borrower special purpose entity that is related to one of BCC’s warehouse credit facilities. The Investors’ “second lien” is second only to the first priority security interest securing a revolving line of credit. Additionally, the Notes will be secured by a second-priority security interest in BCC’s membership interest in the issuer special purpose entities and a related account of BCC in connection with each future securitization executed by BCC, which security interest will be second only to the first-priority security interest securing the “over-collateralization loan” related to such securitization. Generally, the Notes are also secured by a first-priority security interest in all of the other assets of BCC and all of its subsidiaries, except those of any special purpose entity, subject to certain exceptions and release provisions.

Under the NWPA, BCC also issued to the Investors eight-year common stock purchase warrants (“the Warrants”) to purchase 338,262 shares at an exercise price per share of $.01 (5% of the common stock on a fully diluted basis) of BCC common stock, subject to certain anti-dilution adjustments. The Warrants are exercisable immediately. The Investors have the right to put the Warrants and the common stock underlying the Warrants to either BCC or the Company at their fair market value on the earliest of (i) the fifth anniversary of the issuance of the Warrants, (ii) upon the acceleration of the Notes, (iii) upon a change of control of BCC or the Company or (iv) 30 days after notice of a breach of any covenant or agreement in the Warrants, so long as such breach is continuing on such date.

In connection with the transaction, BCC granted Morgan Joseph & Co. Inc., its transaction advisor and placement agent, a warrant to purchase 100,446 shares at $.01 per share and expiring on October 30, 2011. This warrant is immediately exercisable. The warrant issued to Morgan Joseph & Co. Inc. does not carry put rights.

The net proceeds of the transaction after payment of investment banking fees and lender fees will be approximately $41,900,000, of which approximately $18,200,000 of the loan proceeds will be used to pay borrowings used to fund the over-collateralization requirements associated with securitizations previously closed by BCC and approximately $23,700,000 will be used to fund BCC’s loan portfolio growth and to pay various costs associated with the transaction.

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the 1933 Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 1, 2006, the Company issued a press release announcing the entry into the NWPA. The text of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: uncertainties associated with the exercise of the warrants to be issued as a part of the transaction or the valuation thereof in the event that, under certain circumstances, the Company pays cash for the warrants, the ability of the parties to the debt transaction agreements to comply with all covenants and obligations contained therein, the uncertainty that the Company will achieve its short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the Company’s products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, its ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation with the Securities and Exchange Commission. A more complete description of Brooke’s business is provided in Brooke Corporation’s most recent annual, quarterly and current reports, which are available from Brooke Corporation without charge or at www.sec.gov.

Item 9.01. Financial Statements and Exhibits

10.1	Note and Warrant Purchase Agreements dated October 31, 2006, among Brooke Corporation, Brooke Credit Corporation, Falcon Mezzanine Partners II, LP, FMP Co-Investment, LLC, and JZ Equity Partners PLC relating to $45,000,000 Principal Amount secured Notes Due April 30, 2013 (incorporated by reference to Exhibit 10.17 to the Company’s registration statement, as amended, on Form S-1 filed on November 2, 2006).

10.2	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to Falcon Mezzanine Partners II, LP (incorporated by reference to Exhibit 10.18 to the Company’s registration statement, as amended, on Form S-1 filed on November 2, 2006).

10.3	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to FMP II Co-Investment, LLC (incorporated by reference to Exhibit 10.19 to the Company’s registration statement, as amended, on Form S-1 filed on November 2, 2006).

10.4	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to JZ Equity Partners PLC (incorporated by reference to Exhibit 10.20 to the Company’s registration statement, as amended, on Form S-1 filed on November 2, 2006).

10.5	Brooke Credit Corporation Warrant dated October 31, 2006 issued to Falcon Mezzanine Partners II, LP (incorporated by reference to Exhibit 21 to the Company’s registration statement, as amended, on Form S-1 filed on November 2, 2006).

10.6	Brooke Credit Corporation Warrant dated October 31, 2006 issued to FMP II Co-Investment, LLC (incorporated by reference to Exhibit 10.22 to the Company’s registration statement, as amended, on Form S-1 filed on November 2, 2006).

10.7	Brooke Credit Corporation Warrant dated October 31, 2006 issued to JZ Equity Partners PLC (incorporated by reference to Exhibit 10.23 to the Company’s registration statement, as amended, on Form S-1 filed on November 2, 2006).

10.8	Security Agreement dated as of October 31, 2006 among Brooke Credit Corporation, FMP Agency Services, LLC and other parties thereto (incorporated by reference to Exhibit 10.24 to the Company’s registration statement, as amended, on Form S-1 filed on November 2, 2006).

99.1*	Press Release of the Company, dated as of November 1, 2006.

*	Filed herewith.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date: November 6, 2006	Brooke Corporation

	By:	/s/ Anita F. Larson
Anita F. Larson
President and Chief Operating Officer